                                                                    EXHIBIT 21.1

                                  METLIFE, INC.
                             As of December 31, 2002

Wholly-Owned Active Subsidiaries

23RD STREET INVESTMENTS, INC. (DE)
334 MADISON EURO INVESTMENTS, INC. (DE)
334 MADISON AVENUE BTP-D HOLDINGS, LLC (DE)
334 MADISON AVENUE BTP-E HOLDINGS, LLC (DE)
ASEGURADORA HIDALGO, S.A. (MEXICO)
BENEFIT SERVICES CORPORATION (GA)
CBNJ, INC. (NJ)
COATING TECHNOLOGIES INTERNATIONAL, INC. (DE)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM)
COVA CORPORATION (MO)
COVA LIFE MANAGEMENT COMPANY (DE)
CRB CO., INC. (MA)
CRH CO., INC. (MA)
CROSS & BROWN COMPANY (NY)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
EDISON SUPPLY AND DISTRIBUTION, INC. (DE)
EQUITY INTERMEDIARY COMPANY (MO)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
FAIRFIELD INSURANCE AGENCY OF TEXAS, INC. (TX)
FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
GA HOLDING CORP. (MA)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL CORPORATION (MO)
GENAMERICA MANAGEMENT CORPORATION (MO)
KRISMAN, INC. (MO)
GENERAL AMERICAN DISTRIBUTORS, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
HEREFORD INSURANCE AGENCY, INC. (MA)
HEREFORD INSURANCE AGENCY OF HAWAII, INC. (HI)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS of FLORIDA, INC. (FL)
HPZ ASSETS LLC (DE)
JEFFERSON PILOT OMEGA SEGUROS DE VIDA S.A. (URUGUAY)
JOHN S. MCSWANEY & ASSOCIATES, INC. (ND)
L/C DEVELOPMENT CORPORATION (CA)
METDENT, INC. (DE)
MET LIFE HOLDINGS LUXEMBOURG S.A. (LUXEMBOURG)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
MET INVESTORS ADVISORY, LLC (DE)
METLIFE ADVISERS, LLC (MA)
METLIFE AFJP S.A. (ARGENTINA)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)

METLIFE BANK, NATIONAL ASSOCIATION (USA)
METLIFE CAPITAL CFLI HOLDINGS, LLC (DE)
METLIFE CAPITAL CFLI LEASING, LLC (DE)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CAPITAL TRUST I (DE)
METLIFE CENTRAL EUROPEAN SERVICES SPOLKA Z ORGANICZONA
ODPOWIEDZIALMOSCIA (POLAND)
METLIFE CHILE INVERSIONES LIMITADA (CHILE)
METLIFE CHILE REASEGUROS DE VIDA S.A. (CHILE)
METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
METLIFE CREDIT CORP. (DE)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF ALABAMA, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF KENTUCKY, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA) METLIFE GENERAL INSURANCE AGENCY OF MISSISSIPPI, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF NORTH CAROLINA, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE GROUP, INC. (NY)
METLIFE HOLDINGS, INC. (DE)
METLIFE (INDIA) PRIVATE LTD. (INDIA)
METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
METLIFE INVESTMENTS IRELAND LIMITED (IRELAND)
METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTMENTS, S.A. (ARGENTINA)
METLIFE INVESTORS DISTRIBUTION COMPANY (DE)
METLIFE INVESTORS GROUP, INC. (DE)
METLIFE INVESTORS GROUP OF OHIO, INC. (OH)
METLIFE INVESTORS FINANCIAL AGENCY, INC. (TX)
METLIFE INVESTORS INSURANCE AGENCY, INC. (NEVADA)
METLIFE INVESTORS INSURANCE COMPANY (MO)
METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA (CA)
METLIFE INVESTORS USA INSURANCE COMPANY (DE)
METLIFE LATIN AMERICA ASESORIAS e INVERSIONES LIMITADA (CHILE) METLIFE NEW ENGLAND HOLDINGS, INC. (DE)
METLIFE PENSIONES S.A. (MEXICO)
METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)- (also known as MetLife Insurance Company of Korea Limited) METLIFE SECURITIES, INC. (DE)
METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA (LA)
METLIFE SERVICES COMPANY CZECHIA S.R.O (CZECH REPUBLIC)
METPARK FUNDING, INC. (DE)
METRIC ASSIGNOR, INC. (CA)
METRIC CAPITAL CORPORATION (CA)
METRIC MANAGEMENT, INC. (DE)
METRIC PROPERTY MANAGEMENT, INC. (DE)
METRIC REALTY (IL)
METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)

METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN COMPANY LIMITED (ISLE OF MAN)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN INSURANCE AND ANNUITY COMPANY (DE)
METROPOLITAN INSURANCE SERVICES LIMITED (UNITED KINGDOM) METROPOLITAN LIFE HOLDINGS, NETHERLANDS BV (NETHERLANDS) METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG) METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
METROPOLITAN LIFE UBEZPIECZEN NA ZYCIE S.A. (POLAND)
METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL) METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM) METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
NATHAN & LEWIS ASSOCIATES-ARIZONA, INC. (AZ)
NATHAN & LEWIS ASSOCIATES, INC. (NY)
NATHAN & LEWIS OF NEVADA, INC. (NV)
NATHAN & LEWIS SECURITIES, INC. (NY)
NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
NATHAN AND LEWIS ASSOCIATES OF TEXAS, INC. (TX)
NATHAN AND LEWIS INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA) NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND LIFE HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)
NEW ENGLAND PENSION AND ANNUITY COMPANY (DE)
NEW ENGLAND SECURITIES CORPORATION (MA)
NEW ENGLAND PORTFOLIO ADVISORS, INC. (MA)
NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
N.L. HOLDING CORP. (DEL) (NY)
OMEGA REINSURANCE CORPORATION (AZ)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
ONE MADISON MERCHANDISING L.L.C. (CT)
PARAGON LIFE INSURANCE COMPANY (MO)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
SECURITY EQUITY LIFE INSURANCE COMPANY (NY)
SECURITY FIRST INSURANCE AGENCY (MA)
SEGURADORA SEASUL S.A. (BRAZIL)
SEGUROS GENESIS, S.A. (MEXICO)(1)

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(1) Ownership of Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SSR AV, INC. (DE)
SSR DEVELOPMENT PARTNERS LLC (DE)
SSR REALTY ADVISORS, INC. (DE)
SSRM HOLDINGS, INC. (DE)
STATE STREET RESEARCH INVESTMENT SERVICES, INC. (MA)
STATE STREET RESEARCH & MANAGEMENT COMPANY (DE)
TEXAS LIFE INSURANCE COMPANY (TX)
TEXAS LIFE AGENCY SERVICES, INC. (TX)
TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
WALNUT STREET ADVISERS, INC. (MO)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)
WSS INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)
WSS INSURANCE AGENCY OF NEVADA, INC. (NV)

                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2002

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock(2)

AMERICAN HORIZON GENERAL AGENCY, INC. (32.09%) (FL)
AMERICAN HORIZON HOLDINGS, INC. (DE) (32.09%)
AMERICAN HORIZON INSURANCE COMPANY (32.09%) (AZ)
AMERICAN HORIZON INSURANCE COMPANY OF NEW YORK (32.09%)(NY)
AMERICAN HORIZON PROPERTY & CASUALTY INSURANCE COMPANY (32.09%) (IL) AMERICAN HORIZON SERVICES, INC. (32.09%) (DE)
CLARK/BARDES HOLDINGS (12.3%)(DE)
DAN RIVER, INC. (34.1%) (GA)
DIGITAL LIGHTHOUSE CORP. (f/k/a ETINUUM)(14.1%)(DE)
ECLIPSE CLAIM SERVICES INC. (25%) (CANADA)
EUROPEAN MARKETING SERVICES S.r.l. (ITALY) 95%
FAIRFIELD MANAGEMENT GROUP, INC. (48.13%)(MO)
GRAND CATHAY SECURITIES INVESTMENT TRUST CO., LTD. (20%) (TAIWAN)
GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (58.5%) (ARGENTINA) GENESIS SEGUROS GENERALES, SOCIEDAD ANONIMA DE SEGUROS Y
REASEGUROS (80%)(SPAIN)
GREAT RIVERS REINSURANCE MANAGEMENT, INC. (48.13%)(MO)
MALAYSIA LIFE REINSURANCE GROUP BERHAD (17.55%) (MALAYSIA)
METLIFE IBERIA, S.A. (80%) (SPAIN)
METLIFE INDIA INSURANCE COMPANY PRIVATE LIMITED (26%) (INDIA)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS(3) (TX)
METROPOLITAN STRUCTURES (50%) (IL)
P.T. METLIFE SEJAHTERA (94.3%)(INDONESIA)
REGAL ATLANTIC COMPANY (BERMUDA) LTD. (58.5%) (BERMUDA)
REINSURANCE COMPANY OF MISSOURI, INCORPORATED (58.5%)(MO)
REINSURANCE GROUP OF AMERICA, INCORPORATED (58.5%)(MO)
REINSURANCE PARTNERS, INC. (58.5%)(MO)
RGA AMERICAS REINSURANCE COMPANY, LTD. (58.5%)(BARBADOS)
RGA ARGENTINA S.A. (58.5%)(ARGENTINA)
RGA ASIA PACIFIC PTY, LIMITED (AUSTRALIA)
RGA AUSTRALIAN HOLDINGS PTY LIMITED (58.5%)(AUSTRALIA)
RGA CAPITAL LIMITED (U.K.) (58.5%) (UNITED KINGDOM)
RGA FINANCIAL GROUP, L.L.C. (58.5%) (DE)

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(2) Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

(3) Affiliate

RGA FINANCIAL PRODUCTS LIMITED (58.5%)(CANADA)
RGA HOLDINGS LIMITED (U.K.) (58.5%)(UNITED KINGDOM)
RGA INTERNATIONAL CORPORATION (58.5%) (NOVA SCOTIA)
RGA LIFE REINSURANCE COMPANY OF CANADA (58.5%)(CANADA)
RGA REINSURANCE COMPANY (58.5%) (MO)
RGA REINSURANCE COMPANY (BARBADOS) LTD. (58.5%)(BARBADOS)
RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (58.5%)(AUSTRALIA)
RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (58.5%)(SOUTH AFRICA)
RGA REINSURANCE (UK) LIMITED (58.5%) (UNITED KINGDOM)
RGA SIGMA REINSURANCE SPC (58.5%) (CAYMAN ISLANDS)
RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (58.5%)(SOUTH AFRICA)
RGA UK SERVICES LIMITED (58.5%) (UNITED KINGDOM)
RGA (U.K.) UNDERWRITING AGENCY LIMITED (58.5%)(UNITED KINGDOM)
SEGUROS GENESIS, S.A. (SPAIN) (80%)(SPAIN)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)
STATE STREET RESEARCH STRATEGIC PORTFOLIOS:  AGGRESSIVE(5) (63.9%)(MA)
STATE STREET RESEARCH STRATEGIC INCOME PLUS(5) (71.9%)(MA)
STATE STREET RESEARCH INTELLIQUANT PORTFOLIOS: SMALL CAP VALUE(5) (99.2%)(MA) TEXAS AMERICAN HORIZON SERVICES AGENCY, INC. (57.2%)(TX)
TRIAD RE, LTD. (67%)(BARBADOS)

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(5) Mutual Fund

                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2002

Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:

DAN RIVER, INC. (GA)
Equity Units Issued by METLIFE CAPITAL TRUST I (DE)
REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)